October 24, 2016                                        Exhibit 99.1
Park National Corporation reports financial results
for third quarter and first nine months of 2016
Consumer and commercial loans propel community bank income
NEWARK, Ohio - Park National Corporation (Park) (NYSE MKT: PRK) today announced increased net income and other financial results for the third quarter and first nine months of 2016 (three and nine months ended September 30, 2016). The board of directors also declared a quarterly cash dividend of $0.94 per common share, payable on December 9, 2016 to common shareholders of record as of November 18, 2016.
Park’s third quarter net income in 2016 was $27.4 million, a 37.0 percent increase from $20.0 million for the same period in 2015. Net income per diluted common share for the third quarter of 2016 was $1.78, compared to $1.30 in the third quarter of 2015. Park cited substantial recoveries from loans in its Southeast Property Holdings unit as part of the boost in income for the quarter.
Park’s net income for the first nine months of 2016 was $66.1 million, compared to $60.1 million for the same period in 2015, an increase of 10.0 percent. Net income per diluted common share for the first nine months of 2016 was $4.29, compared to $3.90 in the same period of 2015.
“Our results this year position us well as we look ahead and make plans for the future,” said Park President and CEO David L. Trautman. “We lead our organization with long-run performance in mind. While any given quarter may contain one-time income items or expenses, it’s the consistency of our community banks that demonstrates our strength and steady success.”
Park's community-banking subsidiary, The Park National Bank, reported net income of $25.5 million for the third quarter of 2016, compared to $20.7 million for the third quarter of 2015. The bank’s first nine months of 2016 net income was $68.3 million, compared to $61.2 million for the same period of 2015. The bank had total assets of $7.3 billion at September 30, 2016, rising from $7.2 billion at December 31, 2015.
In the first nine months of 2016, the bank grew consumer loans by $100.2 million (13.7 percent annualized) and commercial loans by $35.9 million (1.9 percent annualized). Total loans for the bank were $5.15 billion at September 30, 2016, up $187.8 million (3.79 percent) from $4.96 billion at September 30, 2015.
About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation had $7.4 billion in total assets (as of September 30, 2016). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First- Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' ability to meet credit and other obligations; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins; changes in consumer spending, borrowing and saving habits, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, accounting, banking, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012, the JOBS Act, the FAST Act and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the United Kingdom's exit from the European Union and its consequences; our litigation and regulatory compliance exposure, including any adverse developments in legal proceedings or other claims and unfavorable resolution of regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, terrorist activities or international hostilities on the economy and financial markets generally or on US or our counterparties specifically; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended September 30, 2016, June 30, 2016, and September 30, 2015

	2016	2016	2015	Percent change vs.
(in thousands, except share and per share data)	3rd QTR	2nd QTR	3rd QTR	2Q '16	3Q '15
INCOME STATEMENT:
Net interest income	$58,533	$57,485	$57,715	1.8%	1.4%
(Recovery of) provision for loan losses	(7,366)	2,637	2,404	N.M.	N.M.
Other income	20,535	18,736	20,191	9.6%	1.7%
Other expense	46,756	45,306	47,429	3.2%	(1.4)%
Income before income taxes	$39,678	$28,278	$28,073	40.3%	41.3%
Income taxes	12,229	8,280	8,033	47.7%	52.2%
Net income	$27,449	$19,998	$20,040	37.3%	37.0%

MARKET DATA:
Earnings per common share - basic (b)	$1.79	$1.30	$1.30	37.7%	37.7%
Earnings per common share - diluted (b)	1.78	1.30	1.30	36.9%	36.9%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Book value per common share at period end	48.99	48.26	46.66	1.5%	5.0%
Market price per common share at period end	96.00	91.78	90.22	4.6%	6.4%
Market capitalization at period end	1,471,755	1,407,060	1,384,035	4.6%	6.3%

Weighted average common shares - basic (a)	15,330,791	15,330,802	15,361,087	—%	(0.2)%
Weighted average common shares - diluted (a)	15,399,707	15,399,283	15,401,808	—%	—%
Common shares outstanding at period end	15,330,781	15,330,796	15,340,670	—%	(0.1)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.46%	1.09%	1.07%	33.9%	36.4%
Return on average equity (a)(b)	14.67%	10.98%	11.20%	33.6%	31.0%
Yield on loans	4.66%	4.64%	4.65%	0.4%	0.2%
Yield on investments	2.25%	2.30%	2.39%	(2.2)%	(5.9)%
Yield on money markets	0.52%	0.51%	0.25%	2.0%	108.0%
Yield on earning assets	3.99%	4.00%	3.91%	(0.3)%	2.0%
Cost of interest bearing deposits	0.32%	0.32%	0.29%	—%	10.3%
Cost of borrowings	2.49%	2.50%	2.39%	(0.4)%	4.2%
Cost of paying liabilities	0.74%	0.74%	0.70%	—%	5.7%
Net interest margin (g)	3.42%	3.43%	3.37%	(0.3)%	1.5%
Efficiency ratio (g)	58.67%	59.01%	60.71%	(0.6)%	(3.4)%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.48%	1.10%	1.08%	34.5%	37.0%
Annualized return on average tangible equity (a)(b)(c)	16.24%	12.18%	12.47%	33.3%	30.2%
Tangible book value per share (d)	$44.27	$43.54	$41.95	1.7%	5.5%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended September 30, 2016, June 30, 2016, and September 30, 2015

				Percent change vs.
BALANCE SHEET:	September 30, 2016	June 30, 2016	September 30, 2015	2Q '16	3Q '15

Investment securities	$1,478,255	$1,548,006	$1,469,284	(4.5)%	0.6%
Loans	5,187,004	5,127,644	4,999,912	1.2%	3.7%
Allowance for loan losses	53,562	58,699	58,483	(8.8)%	(8.4)%
Goodwill	72,334	72,334	72,334	—%	—%
Other real estate owned (OREO)	14,941	17,566	20,136	(14.9)%	(25.8)%
Total assets	7,364,092	7,431,610	7,300,340	(0.9)%	0.9%
Total deposits	5,519,659	5,623,879	5,454,982	(1.9)%	1.2%
Borrowings	1,005,937	996,905	1,059,904	0.9%	(5.1)%
Shareholders' equity	751,063	739,887	715,803	1.5%	4.9%
Tangible equity (d)	678,729	667,553	643,469	1.7%	5.5%
Nonperforming loans	116,864	131,456	109,638	(11.1)%	6.6%
Nonperforming assets	131,805	149,022	129,774	(11.6)%	1.6%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	70.44%	69.00%	68.49%	2.1%	2.8%
Nonperforming loans as a % of period end loans	2.25%	2.56%	2.19%	(12.1)%	2.7%
Nonperforming assets as a % of period end loans + OREO	2.53%	2.90%	2.59%	(12.8)%	(2.3)%
Allowance for loan losses as a % of period end loans	1.03%	1.14%	1.17%	(9.6)%	(12.0)%
Net loan (recoveries) charge-offs	$(2,229)	$886	$1,348	N.M.	N.M.
Annualized net loan (recoveries) charge-offs as a % of average loans (a)	(0.17)%	0.07%	0.11%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total equity / Period end total assets	10.20%	9.96%	9.81%	2.4%	4.0%
Tangible equity (d) / Tangible assets (f)	9.31%	9.07%	8.90%	2.6%	4.6%
Average equity / Average assets (a)	9.97%	9.92%	9.59%	0.5%	4.0%
Average equity / Average loans (a)	14.49%	14.41%	14.37%	0.6%	0.8%
Average loans / Average deposits (a)	91.14%	91.18%	88.61%	—%	2.9%

N.M. - Not meaningful
Note: Explanations (a) - (h) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Nine months ended September 30, 2016 and 2015

(in thousands, except share and per share data)	2016	2015	Percent change vs. 2015
INCOME STATEMENT:
Net interest income	$175,837	$169,765	3.6%
(Recovery of) provision for loan losses	(3,819)	5,648	N.M.
Other income	56,660	58,255	(2.7)%
Total other expense	141,961	137,816	3.0%
Income before income taxes	$94,355	$84,556	11.6%
Income taxes	28,222	24,433	15.5%
Net income	$66,133	$60,123	10.0%

MARKET DATA:
Earnings per common share - basic (b)	$4.31	$3.91	10.2%
Earnings per common share - diluted (b)	4.29	3.90	10.0%
Cash dividends per common share	2.82	2.82	—%

Weighted average common shares - basic (a)	15,330,802	15,370,380	(0.3)%
Weighted average common shares - diluted (a)	15,401,825	15,411,511	(0.1)%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.19%	1.10%	8.2%
Return on average common equity (a)(b)	12.04%	11.35%	6.1%
Yield on loans	4.70%	4.67%	0.6%
Yield on investments	2.31%	2.48%	(6.9)%
Yield on earning assets	4.03%	3.95%	2.0%
Cost of interest bearing deposits	0.32%	0.30%	6.7%
Cost of borrowings	2.44%	2.40%	1.7%
Cost of paying liabilities	0.74%	0.72%	2.8%
Net interest margin (g)	3.47%	3.39%	2.4%
Efficiency ratio (g)	60.64%	60.29%	0.6%

ASSET QUALITY RATIOS:
Net loan (recoveries) charge-offs	$(887)	$1,517	N.M.
Annualized net loan (recoveries) charge-offs as a % of average loans (a)	(0.02)%	0.04%	N.M.

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	9.89%	9.71%	1.9%
Average stockholders' equity / Average loans (a)	14.42%	14.53%	(0.8)%
Average loans / Average deposits (a)	91.21%	89.23%	2.2%

OTHER RATIOS (NON-GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.20%	1.11%	8.1%
Annualized return on average tangible common equity (a)(b)(c)	13.35%	12.64%	5.6%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the three months ended September 30, 2016, June 30, 2016 and September 30, 2015 and the nine months ended September 30, 2016 and September 30, 2015.

(b) Reported measure uses net income.

(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
AVERAGE SHAREHOLDERS' EQUITY	$744,620	$732,759	$710,128	$733,937	$708,085
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE EQUITY	$672,286	$660,425	$637,794	$661,603	$635,751

(d) Tangible book value divided by common shares outstanding at period end. Tangible equity equals ending shareholders' equity less goodwill, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	September 30, 2016	June 30, 2016	September 30, 2015
SHAREHOLDERS' EQUITY	$751,063	$739,887	$715,803
Less: Goodwill	72,334	72,334	72,334
TANGIBLE EQUITY	$678,729	$667,553	$643,469

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
AVERAGE ASSETS	$7,468,439	$7,383,703	$7,405,178	$7,419,342	$7,294,077
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE ASSETS	$7,396,105	$7,311,369	$7,332,844	$7,347,008	$7,221,743

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	September 30, 2016	June 30, 2016	September 30, 2015
TOTAL ASSETS	$7,364,092	$7,431,610	$7,300,340
Less: Goodwill	72,334	72,334	72,334
TANGIBLE ASSETS	$7,291,758	$7,359,276	$7,228,006

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Interest income	$68,242	$67,011	$67,087	$204,561	$197,909
Fully taxable equivalent adjustment	619	555	220	1,618	551
Fully taxable equivalent interest income	$68,861	$67,566	$67,307	$206,179	$198,460
Interest expense	9,709	9,526	9,372	28,724	28,144
Fully taxable equivalent net interest income	$59,152	$58,040	$57,935	$177,455	$170,316

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except share and per share data)	2016	2015	2016	2015

Interest income:
Interest and fees on loans	$59,893	$57,680	$178,346	$169,555
Interest on:
Obligations of U.S. Government, its agencies
and other securities	7,339	9,163	23,718	27,665
Obligations of states and political subdivisions	689	12	1,653	12
Other interest income	321	232	844	677
Total interest income	68,242	67,087	204,561	197,909

Interest expense:
Interest on deposits:
Demand and savings deposits	1,094	614	2,851	1,656
Time deposits	2,352	2,508	7,128	7,672
Interest on borrowings	6,263	6,250	18,745	18,816
Total interest expense	9,709	9,372	28,724	28,144

Net interest income	58,533	57,715	175,837	169,765

(Recovery of) provision for loan losses	(7,366)	2,404	(3,819)	5,648

Net interest income after (recovery of) provision for loan losses	65,899	55,311	179,656	164,117

Other income	20,535	20,191	56,660	58,255

Other expense	46,756	47,429	141,961	137,816

Income before income taxes	39,678	28,073	94,355	84,556

Income taxes	12,229	8,033	28,222	24,433

Net income	$27,449	$20,040	$66,133	$60,123

Per Common Share:
Net income - basic	$1.79	$1.30	$4.31	$3.91
Net income - diluted	$1.78	$1.30	$4.29	$3.90

Weighted average shares - basic	15,330,791	15,361,087	15,330,802	15,370,380
Weighted average shares - diluted	15,399,707	15,401,808	15,401,825	15,411,511

Cash Dividends Declared	$0.94	$0.94	$2.82	$2.82

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2016	December 31, 2015

Assets

Cash and due from banks	$117,457	$119,412
Money market instruments	122,541	30,047
Investment securities	1,478,255	1,643,879
Loans	5,187,004	5,068,085
Allowance for loan losses	(53,562)	(56,494)
Loans, net	5,133,442	5,011,591
Bank premises and equipment, net	58,361	59,493
Goodwill	72,334	72,334
Other real estate owned	14,941	18,651
Other assets	366,761	355,947
Total assets	$7,364,092	$7,311,354

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,429,024	$1,404,032
Interest bearing	4,090,635	3,943,610
Total deposits	5,519,659	5,347,642
Borrowings	1,005,937	1,177,347
Other liabilities	87,433	73,010
Total liabilities	$6,613,029	$6,597,999

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at September 30, 2016 and December 31, 2015)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2016 and 2015; 16,150,820 shares issued at September 30, 2016 and 16,150,854 shares issued at December 31, 2015)	305,152	303,966
Accumulated other comprehensive loss, net of taxes	(1,793)	(15,643)
Retained earnings	530,177	507,505
Treasury shares (820,039 shares at both September 30, 2016 and December 31, 2015)	(82,473)	(82,473)
Total shareholders' equity	$751,063	$713,355

Total liabilities and shareholders' equity	$7,364,092	$7,311,354

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2016	2015	2016	2015

Assets

Cash and due from banks	$116,069	$113,708	$115,588	$117,617
Money market instruments	247,475	362,420	220,461	355,240
Investment securities	1,507,484	1,528,404	1,535,235	1,500,275
Loans	5,139,781	4,942,024	5,091,148	4,872,191
Allowance for loan losses	(59,470)	(57,798)	(57,835)	(56,383)
Loans, net	5,080,311	4,884,226	5,033,313	4,815,808
Bank premises and equipment, net	58,890	59,386	59,252	57,985
Goodwill	72,334	72,334	72,334	72,334
Other real estate owned	17,374	20,970	17,700	22,310
Other assets	368,502	363,730	365,459	352,508
Total assets	$7,468,439	$7,405,178	$7,419,342	$7,294,077

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,401,201	$1,302,987	$1,386,518	$1,290,383
Interest bearing	4,238,301	4,274,375	4,195,328	4,169,895
Total deposits	5,639,502	5,577,362	5,581,846	5,460,278
Borrowings	1,001,761	1,037,158	1,024,175	1,049,041
Other liabilities	82,556	80,530	79,384	76,673
Total liabilities	$6,723,819	$6,695,050	$6,685,405	$6,585,992

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	304,885	303,631	304,449	303,392
Accumulated other comprehensive loss, net of taxes	(350)	(12,136)	(4,584)	(9,154)
Retained earnings	522,558	498,670	516,545	493,117
Treasury shares	(82,473)	(80,037)	(82,473)	(79,270)
Total shareholders' equity	$744,620	$710,128	$733,937	$708,085

Total liabilities and shareholders' equity	$7,468,439	$7,405,178	$7,419,342	$7,294,077

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2016	2016	2016	2015	2015
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$59,893	$58,401	$60,052	$58,424	$57,680
Interest on:
Obligations of U.S. Government, its agencies and other securities	7,339	7,770	8,609	8,360	9,163
Obligations of states and political subdivisions	689	591	373	170	12
Other interest income	321	249	274	211	232
Total interest income	68,242	67,011	69,308	67,165	67,087

Interest expense:
Interest on deposits:
Demand and savings deposits	1,094	933	824	573	614
Time deposits	2,352	2,389	2,387	2,453	2,508
Interest on borrowings	6,263	6,204	6,278	6,272	6,250
Total interest expense	9,709	9,526	9,489	9,298	9,372

Net interest income	58,533	57,485	59,819	57,867	57,715

(Recovery of) provision for loan losses	(7,366)	2,637	910	(658)	2,404

Net interest income after (recovery of) provision for loan losses	65,899	54,848	58,909	58,525	55,311

Other income	20,535	18,736	17,389	19,296	20,191

Other expense	46,756	45,306	49,899	48,798	47,429

Income before income taxes	39,678	28,278	26,399	29,023	28,073

Income taxes	12,229	8,280	7,713	8,134	8,033

Net income	$27,449	$19,998	$18,686	$20,889	$20,040

Per Common Share:
Net income - basic	$1.79	$1.30	$1.22	$1.36	$1.30
Net income - diluted	$1.78	$1.30	$1.21	$1.36	$1.30

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2016	2016	2016	2015	2015
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$5,315	$5,438	$5,113	$5,140	$4,933
Service charges on deposits	3,800	3,575	3,423	3,777	3,909
Other service income	3,640	3,351	2,574	2,861	3,251
Checkcard fee income	3,780	3,868	3,532	3,902	3,643
Bank owned life insurance income	1,038	1,049	1,197	1,245	1,574
ATM fees	581	570	583	588	648
OREO valuation adjustments	(233)	(221)	(118)	(319)	(718)
Gain on the sale of OREO, net	783	162	134	175	243
Gain on sale of investments	—	—	—	88	—
Miscellaneous	1,831	944	951	1,839	2,708
Total other income	$20,535	$18,736	$17,389	$19,296	$20,191

Other expense:
Salaries	$22,084	$21,256	$21,554	$22,520	$21,692
Employee benefits	5,073	4,894	4,773	4,161	6,721
Occupancy expense	2,506	2,639	2,548	2,257	2,469
Furniture and equipment expense	3,437	3,416	3,443	3,069	3,044
Data processing fees	1,450	1,373	1,217	1,190	1,383
Professional fees and services	6,356	5,401	6,667	7,751	5,424
Marketing	1,062	1,073	1,111	975	1,058
Insurance	1,423	1,438	1,411	1,407	1,399
Communication	1,154	1,353	1,221	1,321	1,245
State tax expense	895	798	926	857	779
Miscellaneous	1,316	1,665	5,028	3,290	2,215
Total other expense	$46,756	$45,306	$49,899	$48,798	$47,429

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

				Year ended December 31,
(in thousands, except ratios)	September 30, 2016	June 30, 2016	March 31, 2016	2015	2014		2013	2012

Allowance for loan losses:
Allowance for loan losses, beginning of period	$58,699	$56,948	$56,494	$54,352	$59,468		$55,537	$68,444
Charge-offs	4,140	4,419	3,401	14,290	24,780	(B)	19,153	61,268	(A)
Recoveries	6,369	3,533	2,945	11,442	26,997		19,669	12,942
Net (recoveries) charge-offs	(2,229)	886	456	2,848	(2,217)		(516)	48,326
(Recovery of) provision for loan losses	(7,366)	2,637	910	4,990	(7,333)		3,415	35,419
Allowance for loan losses, end of period	$53,562	$58,699	$56,948	$56,494	$54,352		$59,468	$55,537
(A) Year ended December 31, 2012 included the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

(B) Year ended December 31, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$53,562	$58,699	$56,948	$56,494	$54,352		$59,468	$55,537
Specific reserves	4,232	6,287	4,930	4,191	3,660		10,451	8,276
General reserves	$49,330	$52,412	$52,018	$52,303	$50,692		$49,017	$47,261

Total loans	$5,187,004	$5,127,644	$5,062,185	$5,068,085	$4,829,682		$4,620,505	$4,450,322
Impaired commercial loans	77,986	90,828	78,117	80,599	73,676		112,304	137,238
Total loans less impaired commercial loans	$5,109,018	$5,036,816	$4,984,068	$4,987,486	$4,756,006		$4,508,201	$4,313,084

Asset Quality Ratios:
Annualized net (recoveries) charge-offs as a % of average loans	(0.17)%	0.07%	0.04%	0.06%	(0.05)%		(0.01)%	1.10%
Allowance for loan losses as a % of period end loans	1.03%	1.14%	1.12%	1.11%	1.13%		1.29%	1.25%
General reserves as a % of total loans less impaired commercial loans	0.97%	1.04%	1.04%	1.05%	1.07%		1.09%	1.10%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$97,832	$111,429	$102,625	$95,887	$100,393		$135,216	$155,536
Accruing troubled debt restructuring	17,350	17,722	14,999	24,979	16,254		18,747	29,800
Loans past due 90 days or more	1,682	2,305	1,336	1,921	2,641		1,677	2,970
Total nonperforming loans	$116,864	$131,456	$118,960	$122,787	$119,288		$155,640	$188,306
Other real estate owned - Park National Bank	7,004	7,038	6,846	7,456	10,687		11,412	14,715
Other real estate owned - SEPH	7,937	10,528	10,899	11,195	11,918		23,224	21,003
Total nonperforming assets	$131,805	$149,022	$136,705	$141,438	$141,893		$190,276	$224,024
Percentage of nonaccrual loans to period end loans	1.89%	2.17%	2.03%	1.89%	2.08%		2.93%	3.49%
Percentage of nonperforming loans to period end loans	2.25%	2.56%	2.35%	2.42%	2.47%		3.37%	4.23%
Percentage of nonperforming assets to period end loans	2.54%	2.91%	2.70%	2.79%	2.94%		4.12%	5.03%
Percentage of nonperforming assets to period end total assets	1.79%	2.01%	1.84%	1.93%	2.03%		2.87%	3.37%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

				Year ended December 31,
(in thousands, except ratios)	September 30, 2016	June 30, 2016	March 31, 2016	2015	2014	2013	2012

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$84,045	$97,642	$88,351	$81,468	$77,477	$99,108	$100,244
Accruing troubled debt restructuring	17,350	17,722	14,999	24,979	16,157	18,747	29,800
Loans past due 90 days or more	1,682	2,305	1,336	1,921	2,641	1,677	2,970
Total nonperforming loans	$103,077	$117,669	$104,686	$108,368	$96,275	$119,532	$133,014
Other real estate owned - Park National Bank	7,004	7,038	6,846	7,456	10,687	11,412	14,715
Total nonperforming assets	$110,081	$124,707	$111,532	$115,824	$106,962	$130,944	$147,729
Percentage of nonaccrual loans to period end loans	1.62%	1.91%	1.75%	1.61%	1.61%	2.16%	2.28%
Percentage of nonperforming loans to period end loans	1.99%	2.30%	2.07%	2.14%	2.00%	2.61%	3.03%
Percentage of nonperforming assets to period end loans	2.13%	2.44%	2.21%	2.29%	2.23%	2.86%	3.36%
Percentage of nonperforming assets to period end total assets	1.51%	1.69%	1.52%	1.60%	1.55%	2.01%	2.27%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio):
Nonaccrual loans	$13,787	$13,787	$14,274	$14,419	$22,916	$36,108	$55,292
Accruing troubled debt restructuring	—	—	—	—	97	—	—
Loans past due 90 days or more	—	—	—	—	—	—	—
Total nonperforming loans	$13,787	$13,787	$14,274	$14,419	$23,013	$36,108	$55,292
Other real estate owned - SEPH	7,937	10,528	10,899	11,195	11,918	23,224	21,003
Total nonperforming assets	$21,724	$24,315	$25,173	$25,614	$34,931	$59,332	$76,295

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$111,429	$102,625	$95,887	$100,393	$135,216	$155,536	$195,106
New nonaccrual loans	12,363	26,858	21,339	80,791	70,059	67,398	83,204
Resolved nonaccrual loans	25,960	18,054	14,601	85,165	86,384	87,718	122,774
Sale of nonaccrual loans held for sale	—	—	—	132	18,498	—	—
Nonaccrual loans, end of period	$97,832	$111,429	$102,625	$95,887	$100,393	$135,216	$155,536

New nonaccrual loan information - Ohio-based operations
Nonaccrual loans, beginning of period	$97,642	$88,351	$81,468	$77,477	$99,108	$100,244	$96,113
New nonaccrual loans - Ohio-based operations	12,363	26,735	21,339	80,791	69,389	66,197	68,960
Resolved nonaccrual loans	25,960	17,444	14,456	76,800	78,288	67,333	64,829
Sale of nonaccrual loans held for sale	—	—	—	—	12,732	—	—
Nonaccrual loans, end of period	$84,045	$97,642	$88,351	$81,468	$77,477	$99,108	$100,244

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$13,787	$14,274	$14,419	$22,916	$36,108	$55,292	$98,993
New nonaccrual loans - SEPH/Vision Bank	—	123	—	—	670	1,201	14,243
Resolved nonaccrual loans	—	610	145	8,365	8,096	20,385	57,944
Sale of nonaccrual loans held for sale	—	—	—	132	5,766	—	—
Nonaccrual loans, end of period	$13,787	$13,787	$14,274	$14,419	$22,916	$36,108	$55,292

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$100,187	$115,186	$106,539	$109,304	$106,156	$175,576	$242,345
Prior charge-offs	22,201	24,358	28,422	28,705	32,480	63,272	105,107
Remaining principal balance	77,986	90,828	78,117	80,599	73,676	112,304	137,238
Specific reserves	4,232	6,287	4,930	4,191	3,660	10,451	8,276
Book value, after specific reserve	$73,754	$84,541	$73,187	$76,408	$70,016	$101,853	$128,962

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com